DELAWARE GROUP GOVERNMENT FUND

Delaware Inflation Protected Bond Fund
(the "Fund")

Supplement to the Fund's Prospectuses dated November 28, 2007

Important Note Regarding Change in Investment Policy

At a meeting held on August 20-21, 2008, the Board of Trustees of Delaware Group Government Fund unanimously voted to approve changes to the Fund's 80% investment policy to include investments in forwards and derivative instruments, such as options, futures contracts and swap agreements and its related investment strategies and policies.

All new or revised investment authority is effective 60 days following the filing of this supplement.

The following information replaces the section entitled "What are the Fund's main investment strategies?" beginning on page 1 of each Prospectus:

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations, which may include investments such as options, forwards, futures contracts, or swap agreements. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given at least 60 days' notice prior to any change in this policy. We will seek to maintain the Fund's interest rate sensitivity at a level approximating that of the Lehman Brothers U.S. Treasury Inflation Protected Securities ("TIPS") Index. Subject to liquidity restrictions, the Fund may invest assets in derivative instruments that have economic characteristics that are similar to inflation protected bonds.

The following information is added as the third paragraph in the section entitled "What are the main risks of investing in the Fund?" beginning on page 1 of each Prospectus:

Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, credit default swaps, and inflation swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivatives transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to the Fund from using the strategy.

The following information replaces the section entitled "How we manage the Fund - Our investment strategies."

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment objectives.

Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds. This policy is not a fundamental policy and can be changed without shareholder approval. However, shareholders would be given at least 60 days' notice prior to any change in this policy. The Fund invests in a mix of fixed income securities.

In selecting bonds for the Fund, the portfolio managers conduct a careful analysis of economic and market conditions, analyzing a security's structural features and current price relative to its value, short-term trading opportunities resulting from market inefficiencies, and the credit quality of the issuer, seeking to identify securities or market sectors that they think are the best investments for the Fund. The portfolio managers would then allocate the Fund's assets in different market sectors (government or corporate), different issuers (domestic or foreign), and different maturities based on their view of the relative value of each sector, issuer, or maturity. The portfolio managers' overall strategy is to select investments that they believe have the potential for inflation protection and current income.

The weighted average maturity of the Fund will typically be between five and 20 years. This is considered an intermediate-range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer the Fund attractive income potential with lower price fluctuations than longer-term bonds.

The Fund may also invest up to 10% of its net assets in high yield securities, corporate bonds rated BB or lower by S&P or similarly rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest up to 10% of its net assets in securities denominated in foreign currencies and may invest up to 25% of its net assets in U.S. dollar-denominated securities of foreign issuers.

While management believes that the Fund's investment objectives would best be attained by investing in inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities, and corporations, the Fund also invests in other investment including, but not limited to, nominal bonds (i.e., non-inflation indexed bonds), mortgage- and asset-backed securities, commercial mortgage-backed securities, options, futures contracts, forward contracts, swap agreements, commodity linked notes, and loan participations.

In addition, the Fund is considered non-diversified and could invest a greater portion of its assets in individual issuers than a diversified fund. As a result, changes in a single security could cause greater fluctuation in share price than what would occur in a more diversified fund.

The Fund's investment objectives are non-fundamental. This means that the Board may change the objectives without obtaining shareholder approval. If an objective were changed, shareholders would receive at least 60 days' notice before the change in the objective became effective.

The following information replaces the portion of the table related to Interest rate swap, index swap, and credit default swap agreements in the section entitled "How we manage the Fund - The securities we typically invest in."

Interest rate swap, index swap, credit default swap, and inflation swap agreements
In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. In an inflation swap, a fund exchanges with another party their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal. Interest rate swaps, index swaps, credit default swaps, and inflation swaps may be considered to be illiquid.

How the Fund uses them: We may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Inflation swaps may be used to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation indexed bonds.

Please keep this Supplement for future reference.

This supplement is dated August 28, 2008.